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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - February 28, 2001
                        (Date of Earliest Event Reported)



                                 SIX FLAGS, INC.
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             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-9789

       Delaware                                                 13-3995059
(State of Incorporation)                                     (I.R.S. Employer
                                                            Identification No.)



11501 Northeast Expressway,
 Oklahoma City, Oklahoma                                        73131
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  (Address of principal                                        Zip Code
   executive offices)


       Registrant's telephone number, including area code: (405) 475-2500

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68247.0015

ITEM 5.         OTHER EVENTS.

                     The information set forth in the press release issued by Six Flags, Inc., attached hereto as exhibit 99.1, is incorporated herein by reference.

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS.

                     (c)  Exhibits.

                          99.1 Press Release of Six Flags, Inc., dated February 28, 2001.














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                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             SIX FLAGS, INC.

                                             By: /s/ James M. Coughlin
                                                 ------------------------------
                                                 Name: James M. Coughlin
                                                 Title: General Counsel



Dated: March 1, 2001











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
                                  EXHIBIT INDEX


Exhibit No.                               Description
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  99.1              Press Release of Six Flags, Inc., dated February 28, 2001.




















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